UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2020

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Avenue of the Americas, 33rd Floor,

New York, NY 10019

(Address of principal executive offices) (Zip Code)

(646) 813-4712
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2020, Abeona Therapeutics Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Abeona Therapeutics Inc. 2015 Equity Incentive Plan (as amended, the “Plan”) to increase the number of shares of common stock of the Company available for issuance under the Plan by 8,000,000 shares.

For a description of the principal terms of the Plan, see “Proposal 2 – Approval of an Amendment to the 2015 Equity Incentive Plan” in the Company’s Proxy Statement dated April 10, 2020 for the Annual Meeting, which description is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2020, the Board of Directors (the “Board”) of the Company amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”). Among other things, the Bylaw amendments (i) provide for a majority voting standard in the election of directors in uncontested elections, with a carve-out providing for a plurality voting standard in contested director elections, (ii) realign the roles of Chief Executive Officer and Executive Chairman within the Company, and (iii) amend the existing exclusive jurisdiction provisions to provide that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any claims under the Securities Act of 1933, as amended. In connection with its adoption of a majority voting standard, the Board also approved an amendment to the Bylaws to eliminate cumulative voting in director elections.

Under the adopted majority voting standard, the standard for uncontested elections of directors was changed to a majority voting standard so that a nominee for director will be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election. The majority voting standard adopted by the Board has a plurality carve-out for stockholder meetings where the election of directors is a contested election (as defined in the Bylaws). As a condition to being nominated to stand for election as director, a proposed nominee must deliver an irrevocable letter of resignation as a director, effective upon such person’s failure to receive the required vote for reelection at the next meeting of stockholders at which such person would face reelection. If a nominee for director is not elected and the nominee is an incumbent director, the Board’s Nominating and Corporate Governance Committee (the “Committee”) will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within 90 calendar days from the date of the certification of the election results. The Committee, in making its recommendation, and the Board, in making its decision, may each consider any factors or other information that they consider appropriate and relevant. The director who tenders his or her resignation will not participate in the recommendation of the Committee or the decision of the Board with respect to his or her tender of resignation, but may participate in the recommendation or the decision regarding another director’s tender of resignation.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held virtually on May 20, 2020. The following matters were acted upon:

Proposal 1. Election of Directors.

Christine Silverstein and Todd Wider, M.D. were elected to serve as Class 1 directors of the Company until the 2023 annual meeting of stockholders and until their successors are elected and qualified. The results of the election of directors are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christine Silverstein	28,335,414	20,017,381	17,587,623
Todd Wider, M.D.	37,116,431	11,236,364	17,587,623

Proposal 2. Amendment to the Abeona Therapeutics Inc. 2015 Equity Incentive Plan.

A vote to approve an amendment to the Abeona Therapeutics Inc. 2015 Equity Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder from 10,000,000 to 18,000,000 shares was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,377,654	17,779,573	195,568	17,587,623

Proposal 3. Non-Employee Director Compensation Plan.

A proposal to approve the Abeona Therapeutics Inc. Non-Employee Director Compensation Plan was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,602,829	5,511,573	238,393	17,587,623

Proposal 4. Ratification of the Appointment of Whitley Penn LLP as our Independent Registered Public Accounting Firm.

A proposal to ratify the appointment of Whitley Penn LLP as the independent registered public accounting firm of the Company for the current fiscal year was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,059,520	463,014	417,884	—

Proposal 5. Stockholder Proposal – Majority Voting.

A stockholder proposal requesting that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that directors shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareowners in uncontested elections, was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,130,190	200,022	22,583	17,587,623

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Edward Carr
Name:	Edward Carr
Title:	Chief Accounting Officer

Date: May 21, 2020